UTOPIA FUNDS

Utopia Growth Fund
Utopia Core Fund
Utopia Conservative Fund
Utopia Yield Income Fund

Supplement dated November 25, 2008
to the Prospectus dated January 28, 2008,
as supplemented May 2, 2008 and September 15, 2008

Liquidation

On November 20, 2008, the Board of Trustees of the Utopia Funds approved a plan to liquidate and terminate the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund and Utopia Yield Income Fund, effective at the close of business on December 22, 2008.  On December 22, 2008, each remaining shareholder of the Utopia Funds will receive a liquidating distribution equal to their proportionate interest in the net assets of their respective Fund.

In connection with the liquidation of the Utopia Funds, the Funds will depart from their stated investment objectives and polices and will hold a significant portion of total assets in cash, U.S. government securities and other short-term debt instruments.

Shareholders may be subject to federal, state, local or foreign taxes on redemptions or liquidations of shares.  Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to investments in the Utopia Funds.

If shares of the Utopia Funds are currently held in a tax-deferred account (IRA, IRA Rollover, SEP-IRA and Coverdell accounts), shareholders may establish retirement accounts with another institution by submitting a transfer request to the transfer agent.

Closing of the Funds

The Utopia Funds will be closed to new investments (other than reinvestment of investment income and capital gain distributions) effective December 5, 2008.

Distributions

The Utopia Funds have set the following distribution dates for the normal annual distributions of ordinary income and capital gains:

Record Date	December 4, 2008
Ex-dividend Date	December 5, 2008
Payable Date	December 8, 2008

In connection with the liquidation of the Funds, to avoid federal income and excise taxes, each Fund will distribute to the remaining shareholders all of the Fund’s investment company ordinary taxable income, if any, and all of the Fund’s realized net capital gain, if any, earned in its final taxable year.  The Utopia Funds have set the following distribution dates to pay the liquidating distributions of ordinary taxable income and capital gains, if any:

Record Date	December 18, 2008
Ex-dividend Date	December 19, 2008
Payable Date	December 22, 2008